                                                                   Exhibit 99.25


                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-WMC2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS

                           $752,333,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC2



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE



                                  MAY 17, 2005

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)      SERIES 2005-WMC2
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                 SCENARIO                                 1                      2                       3
------------------------------------------------------------------------------------------------------------------------------------
MOODY'S BA1 LC#: 7.00%              SPEED              PRICING      100% pricing           75% pricing             125% pricing
                                    RATES                              Forward                Forward                 Forward
                                 TRIGGERS                               Pass                   Pass                    Pass
                             CLEANUP CALL                            To Maturity            To Maturity             To Maturity
                      DEFAULT P&I ADVANCE                           100% Advance           100% Advance            100% Advance
                         DEFAULT SEVERITY                               50%                    50%                     50%
                     DEFAULT RECOVERY LAG               Months        6months                6months                 6months
                          DEFAULT BALANCE                         Original Balance       Original Balance       Original Balance
                          CPR = CDR + CRR     Capped at prepay
                                CPR = CRR         PSA standard        CPR = CRR              CPR = CRR               CPR = CRR
------------------------------------------------------------------------------------------------------------------------------------
                      INITIAL
          RATINGS        BOND        SUB-
CLASS    SP/MOODYS       SIZE  ORDINATION
------------------------------------------------------------------------------------------------------------------------------------
A (A2D)  AAA/Aaa      79.30    20.70       DM                                      42                     42                      41
                                           WAL                                   7.42                  10.33                    4.30
                                           MD                                    6.17                   8.04                    3.81
                                           Principal Window             Jun10 - Jul19          Feb12 - Jan22           Jan08 - Nov15
                                           Principal Writedown           0.00 (0.00%)           0.00 (0.00%)            0.00 (0.00%)
                                           Col Cumm Loss        54,630,364.28 (7.00%)  54,630,364.28 (7.00%)   53,785,002.26 (6.89%)

M1       AA+ / Aa1    3.50     17.20       DM
                                           WAL
                                           MD
                                           Principal Window
                                           Principal Writedown
                                           Col Cumm Loss

M2       AA / Aa2     3.10     14.10       DM
                                           WAL
                                           MD
                                           Principal Window
                                           Principal Writedown
                                           Col Cumm Loss

M3       AA / Aa3     1.95     12.15       DM
                                           WAL
                                           MD
                                           Principal Window
                                           Principal Writedown
                                           Col Cumm Loss

M4       AA- / A1     1.75     10.40       DM
                                           WAL
                                           MD
                                           Principal Window
                                           Principal Writedown
                                           Col Cumm Loss

M5       A+ / A2      1.65     8.75        DM
                                           WAL
                                           MD
                                           Principal Window
                                           Principal Writedown
                                           Col Cumm Loss

M6       A / A3       1.60     7.15        DM
                                           WAL
                                           MD
                                           Principal Window
                                           Principal Writedown
                                           Col Cumm Loss

B1       A -/ Baa1    1.30     5.85

B2       BBB+ / Baa2  1.25     4.60

B3       BBB / Baa3   1.00     3.60

B4       BBB- / Ba1   1.00     2.60

                               2.60

                               2.60

                               2.60

OC                    2.60

                                 SCENARIO                                 4                    5                      6
-----------------------------------------------------------------------------------------------------------------------------------
MOODY'S BA1 LC#: 7.00%              SPEED              PRICING      150% pricing           75% pricing            100% pricing
                                    RATES                              Forward             Forward + 200          Forward + 200
                                 TRIGGERS                               Pass                   Pass                   Pass
                             CLEANUP CALL                            To Maturity            To Maturity            To Maturity
                      DEFAULT P&I ADVANCE                           100% Advance           100% Advance           100% Advance
                         DEFAULT SEVERITY                               50%                    50%                    50%
                     DEFAULT RECOVERY LAG               Months        6months                6months                6months
                          DEFAULT BALANCE                         Original Balance       Original Balance       Original Balance
                          CPR = CDR + CRR     Capped at prepay
                                CPR = CRR         PSA standard        CPR = CRR              CPR = CRR              CPR = CRR
-----------------------------------------------------------------------------------------------------------------------------------
                      INITIAL
          RATINGS        BOND        SUB-
CLASS    SP/MOODYS       SIZE  ORDINATION
-----------------------------------------------------------------------------------------------------------------------------------
A (A2D)  AAA/Aaa      79.30    20.70       DM                                      34                     42                     42
                                           WAL                                   2.39                  10.36                   7.43
                                           MD                                    2.26                   7.27                   5.70
                                           Principal Window             Jul07 - Dec07          Feb12 - Feb22          Jun10 - Aug19
                                           Principal Writedown           0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)
                                           Col Cumm Loss        45,679,755.71 (5.85%)  54,630,364.28 (7.00%)  54,630,364.28 (7.00%)

M1       AA+ / Aa1    3.50     17.20       DM
                                           WAL
                                           MD
                                           Principal Window
                                           Principal Writedown
                                           Col Cumm Loss

M2       AA / Aa2     3.10     14.10       DM
                                           WAL
                                           MD
                                           Principal Window
                                           Principal Writedown
                                           Col Cumm Loss

M3       AA / Aa3     1.95     12.15       DM
                                           WAL
                                           MD
                                           Principal Window
                                           Principal Writedown
                                           Col Cumm Loss

M4       AA- / A1     1.75     10.40       DM
                                           WAL
                                           MD
                                           Principal Window
                                           Principal Writedown
                                           Col Cumm Loss

M5       A+ / A2      1.65     8.75        DM
                                           WAL
                                           MD
                                           Principal Window
                                           Principal Writedown
                                           Col Cumm Loss

M6       A / A3       1.60     7.15        DM
                                           WAL
                                           MD
                                           Principal Window
                                           Principal Writedown
                                           Col Cumm Loss

B1       A -/ Baa1    1.30     5.85

B2       BBB+ / Baa2  1.25     4.60

B3       BBB / Baa3   1.00     3.60

B4       BBB- / Ba1   1.00     2.60

                               2.60

                               2.60

                               2.60

OC                    2.60

                                 SCENARIO                               7                      8                      9
-----------------------------------------------------------------------------------------------------------------------------------
MOODY'S BA1 LC#: 7.00%              SPEED              PRICING      125% pricing           150% pricing           100% pricing
                                    RATES                           Forward + 200          Forward + 200          Forward + 400
                                 TRIGGERS                               Pass                   Pass                   Pass
                             CLEANUP CALL                            To Maturity            To Maturity            To Maturity
                      DEFAULT P&I ADVANCE                           100% Advance           100% Advance           100% Advance
                         DEFAULT SEVERITY                               50%                    50%                    50%
                     DEFAULT RECOVERY LAG               Months        6months                6months                6months
                          DEFAULT BALANCE                         Original Balance       Original Balance       Original Balance
                          CPR = CDR + CRR     Capped at prepay
                                CPR = CRR         PSA standard        CPR = CRR              CPR = CRR              CPR = CRR
-----------------------------------------------------------------------------------------------------------------------------------
                      INITIAL
          RATINGS        BOND        SUB-
CLASS    SP/MOODYS       SIZE  ORDINATION
-----------------------------------------------------------------------------------------------------------------------------------
A (A2D)  AAA/Aaa      79.30    20.70       DM                                      41                     34                     39
                                           WAL                                   4.66                   2.43                   7.41
                                           MD                                    3.87                   2.23                   5.26
                                           Principal Window             Feb08 - Nov15          Aug07 - Jan08          Jun10 - Aug19
                                           Principal Writedown           0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)
                                           Col Cumm Loss        53,804,466.15 (6.89%)  45,687,587.71 (5.85%)  54,630,364.28 (7.00%)

M1       AA+ / Aa1    3.50     17.20       DM
                                           WAL
                                           MD
                                           Principal Window
                                           Principal Writedown
                                           Col Cumm Loss

M2       AA / Aa2     3.10     14.10       DM
                                           WAL
                                           MD
                                           Principal Window
                                           Principal Writedown
                                           Col Cumm Loss

M3       AA / Aa3     1.95     12.15       DM
                                           WAL
                                           MD
                                           Principal Window
                                           Principal Writedown
                                           Col Cumm Loss

M4       AA- / A1     1.75     10.40       DM
                                           WAL
                                           MD
                                           Principal Window
                                           Principal Writedown
                                           Col Cumm Loss

M5       A+ / A2      1.65     8.75        DM
                                           WAL
                                           MD
                                           Principal Window
                                           Principal Writedown
                                           Col Cumm Loss

M6       A / A3       1.60     7.15        DM
                                           WAL
                                           MD
                                           Principal Window
                                           Principal Writedown
                                           Col Cumm Loss

B1       A -/ Baa1    1.30     5.85

B2       BBB+ / Baa2  1.25     4.60

B3       BBB / Baa3   1.00     3.60

B4       BBB- / Ba1   1.00     2.60

                               2.60

                               2.60

                               2.60

OC                    2.60


                                 SCENARIO                               10                     11
------------------------------------------------------------------------------------------------------------
MOODY'S BA1 LC#: 7.00%              SPEED              PRICING      125% pricing           150% pricing
                                    RATES                           Forward + 400          Forward + 400
                                 TRIGGERS                               Pass                   Pass
                             CLEANUP CALL                            To Maturity            To Maturity
                      DEFAULT P&I ADVANCE                           100% Advance           100% Advance
                         DEFAULT SEVERITY                               50%                    50%
                     DEFAULT RECOVERY LAG               Months        6months                6months
                          DEFAULT BALANCE                         Original Balance       Original Balance
                          CPR = CDR + CRR     Capped at prepay
                                CPR = CRR         PSA standard        CPR = CRR              CPR = CRR
------------------------------------------------------------------------------------------------------------
                      INITIAL
          RATINGS        BOND        SUB-
CLASS    SP/MOODYS       SIZE  ORDINATION
------------------------------------------------------------------------------------------------------------
A (A2D)  AAA/Aaa      79.30    20.70       DM                                      35                     33
                                           WAL                                   4.89                   2.45
                                           MD                                    3.81                   2.17
                                           Principal Window             Mar08 - Nov15          Aug07 - Jan08
                                           Principal Writedown           0.00 (0.00%)           0.00 (0.00%)
                                           Col Cumm Loss        53,806,429.56 (6.89%)  45,688,005.66 (5.85%)

M1       AA+ / Aa1    3.50     17.20       DM
                                           WAL
                                           MD
                                           Principal Window
                                           Principal Writedown
                                           Col Cumm Loss

M2       AA / Aa2     3.10     14.10       DM
                                           WAL
                                           MD
                                           Principal Window
                                           Principal Writedown
                                           Col Cumm Loss

M3       AA / Aa3     1.95     12.15       DM
                                           WAL
                                           MD
                                           Principal Window
                                           Principal Writedown
                                           Col Cumm Loss

M4       AA- / A1     1.75     10.40       DM
                                           WAL
                                           MD
                                           Principal Window
                                           Principal Writedown
                                           Col Cumm Loss

M5       A+ / A2      1.65     8.75        DM
                                           WAL
                                           MD
                                           Principal Window
                                           Principal Writedown
                                           Col Cumm Loss

M6       A / A3       1.60     7.15        DM
                                           WAL
                                           MD
                                           Principal Window
                                           Principal Writedown
                                           Col Cumm Loss

B1       A -/ Baa1    1.30     5.85

B2       BBB+ / Baa2  1.25     4.60

B3       BBB / Baa3   1.00     3.60

B4       BBB- / Ba1   1.00     2.60

                               2.60

                               2.60

                               2.60

OC                    2.60